UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2004



                                DANA CORPORATION
             (Exact name of registrant as specified in its charter)


         Virginia                   1-1063                   34-4361040
         --------                   ------                   ----------
     (State or other       (Commission File Number)        (IRS Employer
     jurisdiction of                                   Identification Number)
      incorporation)


         4500 Dorr Street, Toledo, Ohio                   43615
         ------------------------------                   -----
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (419) 535-4500
                                                    ---------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         On November 1, 2004, Dana Corporation ("Dana") entered into an amendment to the agreement to sell its automotive aftermarket businesses to Affinia Group Inc. ("Affinia," f/k/a AAG Opco Corp.), an affiliate of The Cypress Group.

         The amendment provides, among other things, that the purchase price for the automotive aftermarket businesses will consist of (i) $950 million in cash and (ii) a note issued to Dana by an Affinia affiliate with an initial face amount of $74.5 million.

         The text of the amendment, and Dana's press release announcing the amendment, are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     99.1 Amendment No. 1 to the Stock and Asset Purchase Agreement, dated as of November 1, 2004
     99.2     Press release issued by Dana Corporation on November 1, 2004


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


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Dana Corporation
                                    ---------------------------
                                    (Registrant)

Date:    November 2, 2004   By:     /s/ Michael L. DeBacker
                                    ---------------------------
                                    Name:  Michael L. DeBacker
                                    Title: Vice President, General Counsel and
                                           Secretary


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


                                 EXHIBIT INDEX

     99.1 Amendment No. 1 to the Stock and Asset Purchase Agreement, dated as of November 1, 2004
     99.2     Press release issued by Dana Corporation on November 1, 2004


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